Original Issue Discount
Promissory Note

Principal Amount: $80,000   Date: February 22, 2019

Borrower: Integral Technologies, Inc.
412 Mulberry
Marietta, OH 45750
("Borrower")

Lender: Clark A. Colby Living Trust
6581 University Ave
Des Moines, IA 50322
("Lender")

For value received, Integral Technologies, Inc., a Nevada Corporation (the "Borrower"), promises to pay to Clark A. Colby Living Trust (the "Lender"), the principal sum of Eighty Thousand Dollars ($80,000) (the "Principal Amount"). The Principal Amount and interest hereof shall be due and payable as set forth in Section 2 below.

I. Original Issue Discount

The Principal Amount of this Note is subject to an original issue discount in the amount of Four Thousand Dollars ($4,000); as a result, on the date hereof, Lender shall deliver to the Borrower, in cash the amount of Seventy-Six Thousand Dollars ($76,000).

II. Promise to Pay

Borrower agrees to pay Lender the Principal Amount of Eighty Thousand Dollars ($80,000), together with interest payable on the unpaid principal at the rate of two percent (2%) per month.

Payment will be delivered to Lender at the aforementioned address or bank wire.

III. Due Date

Note is due on April 23, 2019.

IV. Late Payment Fees

If Borrower defaults in payment by more than 15 days of the time set forth herein, then Borrower shall pay an additional late fee in the amount of Ten Thousand Dollars ($10,000).

V. Additional Costs

In case of default in the payment of any principal or interest of this Promissory Note, Borrower will pay to Lender such further amount as will be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorney's fees, expenses, and disbursements. These costs will be added to the outstanding principal and will become immediately due.

VI. Transfer of the Promissory Note

Borrower hereby waives any notice of the transfer of this Note by Lender or by any subsequent holder of this Note, agrees to remain bound by the terms of this Note subsequent to any transfer, and agrees that the terms of this Note may be fully enforced by any subsequent holder of this Note.

VII. Amendment; Modification; Waiver

No amendment, modification or waiver of any provision of this Promissory Note or consent to departure therefrom shall be effective unless by written agreement signed by both Borrower and Lender.

VIII. Successors

The terms and conditions of this Promissory Note shall inure to the benefit of

and be binding jointly and severally upon the successors, assigns, heirs, survivors and personal representatives of Borrower and shall inure to the benefit of any holder, its legal representatives, successors and assigns.

IX. Breach of Promissory Note

No breach of any provision of this Promissory Note shall be deemed waived unless it is waived in writing. No course of dealing and no delay on the part of Lender in exercising any right will operate as a waiver thereof or otherwise prejudice Lender's rights, powers, or remedies. No right, power, or remedy conferred by this Promissory Note upon Lender will be exclusive of any other rights, power, or remedy referred to in this Note, or now or hereafter available at law, in equity, by statute, or otherwise.

X. Governing Law

The validity, construction and performance of this Promissory Note will be governed by the laws of New York, excluding that body of law pertaining to conflicts of law. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

The parties hereby indicate by their signatures below that they have read and agree with the terms and conditions of this agreement in its entirety.

Borrower Signature: ______________________________
Doug Bathauer, CEO
Integral Technologies, Inc

Lender Signature: Marilyn A. Colby
Clark A. Colby Living Trust

Date: February 22, 2019

10962

CLARK A COLBY LIVING TRUST
12804 CARDINAL LANE
DES MOINES IA 50323
5152743411

West Bank
www.WestBankStrong.com
72-335/739

PAY **** SEVENTY SIX THOUSAND & 0/100 DOLLARS

	DATE		AMOUNT
TO THE ORDER OF	02/22/19	$	**76000.00

INTEGRAL TECHNOLOGIES, INC

Marilyn J. Colby
AUTHORIZED SIGNATURE

⑈010962⑈ ⑆073903354⑆ 101117232⑈

VOID

For Deposit Only